UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5661

Weitz Series Fund, Inc.
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
Weitz Series Fund, Inc.
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-402-391-1980

Date of fiscal year end:  March 31, 2003

Date of reporting period:  September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WEITZ SERIES FUND, INC.

Hickory Fund

SEMI-ANNUAL
REPORT

September 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one, five and ten year periods ended September 30, 2003, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1993 (9 months)	20.3%	5.5%	14.8%
Dec. 31, 1994	–17.3	1.3	–18.6
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Sept. 30, 2003 (9 months)	26.4	14.7	11.7

Since Inception (April 1, 1993)
Cumulative	237.4	168.6	68.8

Average Annual
Compound Return	12.3	9.9	2.4

The Fund’s average annual total return for the one, five and ten years ended September 30, 2003, was 42.9%, 2.2% and 12.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

2

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through September 30, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $84,342 on September 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Hickory Fund	42.9%	2.2%	12.1%
Standard & Poor’s 500 Index	24.4%	1.0%	10.0%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

WEITZ SERIES FUND, INC. — HICKORY FUND
September 30, 2003 – Semi-Annual Report

October 8, 2003

Dear Fellow Shareholder:

     I am happy to report that the Hickory Fund was up by 3.4% during the 3rd calendar quarter of 2003, bringing our total return (appreciation plus income after expenses) for the first 9 months to +26.4% vs. a gain of +14.7% for the S&P 500. Over the past 12 months, the Fund is up +42.9% vs. +24.4% for the S&P.

     The table below compares the performance of our Fund to that of our primary benchmark, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*

	YTD	1-Year	3-Year	5-Year	10-Year

Weitz Hickory Fund	26.4%	42.9%	-4.6%	2.2%	12.1%
S&P 500	14.7	24.4	-10.1	1.0	10.0
Russell 2000	28.6	36.5	-0.8	7.5	8.3
Nasdaq Composite	34.3	53.2	-21.0	1.4	8.9
Average Growth and Income Fund	N.A.	23.6	-12.5	1.8	8.2

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

     Both the stock market and our Fund are moving in the right direction again, and the economy appears to be on the mend. However, before we discuss our investments in more detail, it seems important that we say a few words about the recent scandal involving market timing and late trading in mutual funds.

Market Timing and Late Trading

     In this era of integrity lapses in corporate America, compromised accounting, and conflicts of interest on Wall Street, it was comforting—until recently—that the mutual fund industry had remained above the fray. Now, mutual funds are in the news because some large shareholders have been ‘gaming’ the system and some fund companies have allegedly been complicit in the scams. The practices in question are market timing and the placing of buy and sell orders after the 4 p.m. (Eastern) close of trading on the U.S. stock markets.

     Market timing involves frequent buying and selling of fund shares in response to “signals” which the timer believes gives him an edge. These signals may be based on fundamental or technical stock market indicators (or messages received through the antennae of their tinfoil hats). While trading into and out of fund shares is not illegal, it can be disruptive to portfolio management, so funds usually discourage active trading in their funds. (We do.) The issue currently in the news is that some funds have allegedly allowed certain large market timing clients to trade freely, in spite of their public posture against timers. Our Funds are not particularly good candidates for timers, but over the years we have spotted a few timers and have terminated their ability to make new purchases in the Funds.

4

     The more significant allegation is that some fund companies allowed certain large accounts to place buy and sell orders several hours after the 4 p.m. trading deadline. This allowed the favored few to take advantage of news that was likely to affect U.S. stock prices the next day and actual price changes of foreign stocks that are traded in different time zones. This is clearly illegal. It is amazing to me, that even in this era of widespread financial corruption, that so many large, respected fund complexes allegedly had employees regularly allowing late trades.

     Again, since our Funds rarely hold foreign stocks, we are not natural targets for such traders. However, we strictly enforce the 4 p.m. trading deadline with shareholders who do transactions directly with the Funds. Where mutual fund “supermarkets” and other intermediaries aggregate orders for our Funds from their clients, they are required, by contract, to observe the same 4 p.m. deadline. In short, we play by the rules.

Market Commentary—Economy Recovering, but Stock Prices Recovering Faster

     The market has made a dramatic recovery from the lows of a year ago. This is natural, up to a point, because many stocks were significantly undervalued in the panicky market atmosphere of last October. On the other hand, today it seems that speculation is alive and well—and that the current level of optimism is premature. Many of the technology stocks that were prominent participants in the bubble market of the ‘90’s (and major casualties of the bear market) are moving up strongly again. Companies with weak balance sheets that could not raise money at any price last fall are selling bonds at very respectable interest rates. One recent study shows that, as a group, stocks of companies that are losing money have risen more than twice as much this year as companies operating in the black.

     The economy is recovering, corporate earnings prospects are improving, and many companies are making progress in strengthening their balance sheets. However, as we said last quarter, stock prices seem to be running ahead of economic reality

Portfolio Review

     Optimism about the economy has given many of our stocks a boost, well in advance of a recovery in their earnings. Host Marriott, Extended Stay, and Park Place (soon to be renamed Caesars) are up over 50% off their lows on the expectation that business and leisure travelers will resume their historical travel patterns. We believe they will, but current stock prices probably fully reflect 2004 (or 2005) earnings expectations. Other stocks that were particularly depressed because of liquidity issues (Charter and Mail-Well) and competitive fears and operational problems (Safeway) have recovered nicely from their lows and are no longer the bargains they were. In short, the steep market recovery from last October’s lows which has given us a trailing 12-month return of +42.9% has brought many of our stocks in line with their underlying business values. This is okay as long as the business values are growing (and we believe they are), but it means that our expectations for the next few quarters are more modest.

5

     Interest rates began to rise in the quarter, and investors reacted reflexively by selling banks, thrifts, mortgage companies, and other financial service stocks. We have written often about why we disagree with the conventional wisdom that rising rates always hurt financial companies. The gist of the argument is that if interest rate changes are moderate and not totally unexpected, the well-managed bank or financial services company can “match” its assets and liabilities so as to insulate itself from interest rate risk. In the past we have been rewarded for taking contrary positions in periods of rising interest rates, and we believe that another opportunity to buy more financial services stocks at bargain prices may arise over the next year or two.

     As for our current financial stock holdings, Redwood Trust and Newcastle made strong contributions to our 3rd quarter performance in spite of the uptick in interest rates, and while Novastar retreated from its earlier highs, it is still one of the strongest contributors to our 2003 performance. All three of these companies are real estate investment trusts (REIT’s) that pay significant dividends. Greenpoint is a bank that sells at about 8 times next year’s estimated earnings per share and has shown very strong earnings growth over the years. We discussed our somewhat controversial investment in Freddie Mac in last quarter’s letter. The good news is that there has been little change in the situation—no more revelations of misdeeds by management trying to ‘smooth’ reported earnings—and as investors have reassessed the situation, the stock has risen slightly in the 3rd quarter. Freddie is also subject to investors’ fears of the impact of higher interest rates, but we have continued to hold our shares and believe that this investment should be profitable for us.

New Investments

     A relatively new area for us is healthcare. We have always wanted to invest in healthcare—it deals in necessities, the demographic trends are terrific, and there is an endless stream of new products, so the theoretical demand is infinite. The problem is reimbursement. The solutions involve politics—tax policies, transfer payments and rationing of care—so the future cash flows are not easy to predict. In spite of these obstacles, we have had a profitable investment in Lincare for some time, and we have recently found several interesting candidates. During the quarter, we added Lab Corporation of America and Triad Hospitals to the portfolio. Lab Corp. should benefit from a rising number of conventional medical tests as well as genetic and other more exotic tests. Triad is a well-managed group of hospitals that is growing at a manageable pace and was available at a very reasonable price.

     Another new position for us, Cabela’s, is in the retail sector. Cabela’s is a unique retailer of hunting and fishing gear and other products for the “outdoor enthusiast.” They have a very profitable mail order business, retail stores that are truly “destination resorts,” and a profitable credit card operation. We participated in a private placement of stock during the quarter, and have hopes that the company will conduct an initial public offering in the next year or two. We believe that the price we paid for our stake in Cabela’s was very reasonable, but shareholders should realize that unless or until there is a public offering, the liquidity of our investment is limited.

6

Outlook

     We are enjoying the rally and selling into it where prices seem to be getting ahead of themselves. We see opportunities in financial services companies and other selected individual stocks, but we are not expecting continued double-digit returns from today’s price levels. Market volatility will probably continue, and buying opportunities will crop up when we least expect them, so we are cautiously optimistic about the outlook for our portfolio.

Option Writing—A Strategy for a ‘Low-Expectation’ Market

     Over the years, we have occasionally written call options against some of our stock positions in our other mutual funds. It has never been a significant part of our firm’s investment strategy and we have rarely discussed it in detail in our shareholder letters. This year, however, we have written both calls and puts in the Hickory Fund. So, this seems like a good time to offer a basic explanation of option writing. For those who prefer to skip this section, the bottom line is that we believe that writing puts and calls can augment returns in a stock portfolio. They have their downside, and they are no substitute for owning great businesses for a long time, but in a market in which stocks are fully-priced, they can have a role.

Call Options

     When we “write” (sell) call options against stock we hold in our portfolios, we are giving the buyer the right to “call” (buy) shares of the stock from us at a set price (the “strike” or “exercise price”) over a limited time frame (typically 3-9 months) at the end of which the option expires worthless. We receive cash (the “premium”) at the time of the sale of the option.

     During the life of the option, there are 3 possible outcomes:

1.	If the stock falls below the exercise price, the option will expire worthless and we keep the premium. This helps offset the decline in stock value, but does not protect us completely against a sharp decline.

2.	At any time during the life of the option, if the stock is above the strike price, the owner may exercise the option and buy the stock at the strike price. If this happens, we receive the sale proceeds and keep the premium, but may miss most of the upside if the stock rises substantially.

3.	During the life of the option, we can buy back our call option (“cover”) and extinguish our obligation. The price we have to pay to cover may be higher or lower than the premium we received initially, so there will be a capital gain or loss on the option transactions, but we retain our stock.

7

     In writing the calls, we gain downside protection equal to the premium received, but limit our upside to the strike price plus premium received. Thus, we would generally engage in call writing when we like the underlying stock and want to be long-term holders, but when we believe that the upside potential is limited in the short term.

     One of the key factors in writing calls is the attractiveness of the premium received. The buyer of a call receives unlimited upside for a fixed option price, so they will generally pay a higher premium for a stock that is expected to be volatile. Thus, a controversial stock or unsettled general market conditions generally produce higher premiums. We will only write the call if we think the premium is high enough to improve our risk/reward outlook over that of owning the stock outright (or selling it).

     From an accounting point of view, when a call is written we receive cash at the time of sale but have a liability to either repurchase the call or deliver the stock if called. Since we are generally dealing with publicly-traded options, there is a market price every day, and we carry the option position at market as a liability. The original amount of premiums received is shown in the financial statements.

Put Options

     Puts are a mirror image of calls. When we write a put, we receive a premium and are giving someone the right to sell stock to us at a certain strike price anytime before the expiration date. If the stock is below the strike price we will have to buy the stock at the strike price. If the stock is above the strike price, the put will expire worthless and we will keep the premium. Or, prior to exercise or expiration, we may buy the put back in the open market and close out our position.

     We would sell puts rather than buying the stock outright if we believed that the strike price minus the premium received would be a very attractive price to buy the stock. The risk of having to buy a stock that has gone down a lot or failing to buy a stock that subsequently goes up are analogous to the risks of call writing.

8

Thanks

     The past 3 years have been trying for all investors, including our shareholders. It is too soon to declare victory over the bear market, but not too soon to say thanks for being a steady, patient group. Warren Buffett says that companies get the shareholders they deserve, so it’s good to know that we have an informed, long-term oriented group of clients.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

New Member of our Fund Family—Weitz Balanced Fund

        On October 1, 2003 we opened our new Weitz Balanced Fund. Brad Hinton and I manage the Fund. As the name implies, the Fund is meant to provide a combination of current income and long-term capital appreciation with somewhat less volatility than a common stock fund. The Fund must invest at least 25% of assets in investment grade bonds and will normally invest 50-75% in common stocks or securities convertible into common stocks. We will shift the allocation between stocks and bonds based on the relative attractiveness of each. Many of our clients have been creating their own “balanced fund” by combining one of our equity funds with our Fixed Income Fund. If you are interested in utilizing the Weitz Balanced Fund as a vehicle for determining asset allocation, please call one of our client service representatives for information on the Fund and to receive a Prospectus. You can also read about the Fund on our website: www.weitzfunds.com. Click on “What’s New” to access the Weitz Balanced Fund page, where you can download a Prospectus. You should read the Prospectus carefully before investing.

9

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities September 30, 2003 (Unaudited)

Shares		Cost	Value

	COMMON STOCKS — 91.1%
	Auto Services — 3.4%
647,100	Insurance Auto Auctions, Inc.* †	$8,043,774	$7,279,875

	Banking — 1.1%
75,000	Greenpoint Financial Corp.	2,370,580	2,239,500

	Cable Television — 7.1%
2,703,393	Adelphia Communications Corp. CL A* #	932,671	851,569
1,300,000	Charter Communications, Inc. CL A*	1,237,362	5,356,000
300,000	Comcast Corp. - Special CL A* (a)	7,892,551	8,862,000

		10,062,584	15,069,569

	Consumer Products and Services — 3.2%
1,300,000	Six Flags, Inc.*	12,850,116	6,838,000

	Financial Services — 10.0%
150	Berkshire Hathaway, Inc. CL A*	10,497,400	11,250,000
190,000	Freddie Mac	9,635,523	9,946,500
3,435,400	Imperial Credit Industries, Inc.* @†	40,891,889	6,871

		61,024,812	21,203,371

	Health Care — 5.0%
250,000	Laboratory Corporation of America Holdings*	7,653,349	7,175,000
117,400	Triad Hospitals, Inc.*	3,627,250	3,554,872

		11,280,599	10,729,872

	Home Builders — 3.8%
250,000	D.R. Horton, Inc.	6,084,780	8,175,000

The accompanying notes form an integral part of these financial statements. 10
WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Lodging and Gaming — 11.8%
100,000	Extended Stay America, Inc.*	$990,020	$1,493,000
200,000	Harrah’s Entertainment, Inc.	7,098,923	8,422,000
1,700,000	Park Place Entertainment Corp.*	13,540,241	15,317,000

		21,629,184	25,232,000

	Media and Entertainment — 6.6%
1,400,000	Liberty Media Corp. - A*	16,979,660	13,958,000

	Printing Services — 3.6%
2,200,000	Mail-Well, Inc.*	9,748,527	7,700,000

	Real Estate Investment Trusts — 18.7%
1,000,000	Host Marriott Corp.*	8,388,434	10,730,000
109,035	Medical Office Properties, Inc.#	2,175,248	1,090,350
350,000	Newcastle Investment Corp.	6,125,000	8,046,500
876,332	Newcastle Investment Holdings Corp.#	186,999	4,272,118
90,000	NovaStar Financial, Inc.	1,951,226	5,172,300
250,000	Redwood Trust, Inc.	5,974,060	10,600,000

		24,800,967	39,911,268

	Restaurants — 2.3%
200,000	Papa John’s International, Inc.*	4,925,104	4,962,000

	Retail — 6.3%
200,000	Cabela’s, Inc. CL A*#(a)(b)	10,080,000	10,080,000
150,000	Safeway, Inc.* (a)	2,678,785	3,441,000

		12,758,785	13,521,000

The accompanying notes form an integral part of these financial statements. 11
WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Telecommunications — 8.2%
281,184	Centennial Communications Corp.*	$660,107	$1,428,415
450,000	Citizens Communications Co.* (a)	4,614,440	5,044,500
100,000	Lynch Interactive Corp.*	2,609,890	2,620,000
150,000	Telephone and Data Systems, Inc.	6,705,467	8,481,000

		14,589,904	17,573,915

	Total Common Stocks	217,149,376	194,393,370

Face amount or shares

	CORPORATE BONDS — 3.6%
$10,000,000	Charter Communications, Inc. 8.625% 4/01/09	5,000,144	7,700,000

	SHORT-TERM SECURITIES — 5.3%
3,266,566	Wells Fargo Government Money Market Fund	3,266,566	3,266,566
8,000,000	U.S. Treasury Bill due 10/23/03	7,995,600	7,996,216

	Total Short-Term Securities	11,262,166	11,262,782

	Total Investments in Securities	$233,411,686	213,356,152

	Total Options Written — (0.1%)		(206,000)
	Other Assets Less Liabilities — 0.1%		182,202

	Total Net Assets — 100%		$213,332,354

	Net Asset Value Per Share		$23.25

The accompanying notes form an integral part of these financial statements. 12
WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN
	Covered Call Options
20,000	Cabela's, Inc. CL A*	March 2006/50.40	$—
62,500	Citizens Communications Co.*	January 2004/12.50	(20,313)
30,000	Safeway, Inc.*	January 2004/22.50	(51,750)
15,000	Safeway, Inc.*	January 2004/25	(10,500)

			(82,563)

	Put Options
62,500	Citizens Communications Co.*	January 2004/12.50	(98,437)
100,000	Comcast Corp. - Special CL A*	October 2003/27.50	(25,000)

			(123,437)

	Total Options Written		$(206,000)
	(premiums received $423,876)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

(a)	Fully or partially pledged as collateral on outstanding written options

(b)	Restricted security acquired in a private placement on September 23, 2003. The Fund will not bear the cost of registering the security.

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — HICKORY FUND Statement of Assets and Liabilities September 30, 2003 (Unaudited)

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $184,289,024)	$201,797,288
Non-controlled affiliates (cost $49,122,662)	11,558,864	$213,356,152

Accrued interest and dividends receivable		597,210

Total assets		213,953,362

Liabilities:
Due to adviser		203,770
Payable for securities purchased		130,020
Options written, at value (proceeds received $423,876)		206,000
Other expenses		81,218

Total liabilities		621,008

Net assets applicable to outstanding capital stock		$213,332,354

Analysis of net assets:
Paid-in capital		$366,065,591
Accumulated undistributed net investment income		1,101,104
Accumulated net realized loss		(133,996,683)
Net unrealized depreciation of investments		(19,837,658)

Total net assets applicable to shares outstanding		$213,332,354

Net asset value per share of outstanding capital stock
(9,175,137 shares outstanding)		$23.25

The accompanying notes form an integral part of these financial statements. 14
WEITZ SERIES FUND, INC. — HICKORY FUND Statement of Operations Six months ended September 30, 2003 (Unaudited)

Investment income:
Dividends (including $395,699 from non-controlled affiliate)	$1,729,788
Interest	768,120

Total investment income	2,497,908

Expenses:
Investment advisory fee	1,068,377
Administrative fee	165,792
Custodial fees	7,798
Directors fees	2,002
Other expenses	152,625

Total expenses	1,396,594

Net investment income	1,101,314

Realized and unrealized gain (loss) on investments:
Net realized loss on investments (including net gain of $761,080 from
non-controlled affiliates)	(14,035,974)
Net unrealized appreciation of investments (including net appreciation
of $3,246,942 from non-controlled affiliates)	65,869,340

Net realized and unrealized gain on investments	51,833,366

Net increase in net assets resulting from operations	$52,934,680

The accompanying notes form an integral part of these financial statements. 15
WEITZ SERIES FUND, INC. — HICKORY FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003

Increase (decrease) in net assets:
From operations:
Net investment income	$1,101,314	$1,812,691
Net realized loss	(14,035,974)	(87,033,039)
Net unrealized appreciation (depreciation)	65,869,340	(22,173,710)

Net increase (decrease) in net assets resulting
from operations	52,934,680	(107,394,058)

Distributions to shareholders from:
Net investment income	(315,461)	(1,500,081)

Total distributions	(315,461)	(1,500,081)

Capital share transactions:
Proceeds from sales	13,151,613	16,743,347
Payments for redemptions	(31,232,818)	(77,307,186)
Reinvestment of distributions	265,868	1,332,071

Total decrease from capital share transactions	(17,815,337)	(59,231,768)

Total increase (decrease) in net assets	34,803,882	(168,125,907)

Net assets:
Beginning of period	178,528,472	346,654,379

End of period (including undistributed net investment
income of $1,101,104 and $315,251, respectively)	$213,332,354	$178,528,472

The accompanying notes form an integral part of these financial statements. 16
WEITZ SERIES FUND, INC. — HICKORY FUND Financial Highlights The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2003 (Unaudited)		Year ended March 31,

			2003	2002	2001	2000	1999

Net asset value, beginning of period	$17.97		$27.01	$25.39	$34.32	$33.94	$29.41

Income (loss) from investment operations:
Net investment income (loss)	0.12		0.17	(0.02)	(0.09)	(0.18)	0.11
Net gain (loss) on securities
(realized and unrealized)	5.19		(9.07)	1.65	(3.55)	3.12	4.96

Total from investment operations	5.31		(8.90)	1.63	(3.64)	2.94	5.07

Less distributions:
Dividends from net investment income	(0.03)		(0.14)	—	—	(0.01)	(0.10)
Distributions from realized gains	—		—	(0.01)	(5.29)	(2.55)	(0.44)

Total distributions	(0.03)		(0.14)	(0.01)	(5.29)	(2.56)	(0.54)

Net asset value, end of period	$23.25		$17.97	$27.01	$25.39	$34.32	$33.94

Total return	29.6	%†	(33.0%)	6.4%	(11.9%)	8.0%	17.4%

Ratios/supplemental data:
Net assets, end of period ($000)	213,332		178,528	346,654	415,865	656,198	638,763
Ratio of net expenses to average
net assets	1.31	%*	1.32%	1.25%	1.22%	1.23%	1.30%
Ratio of net investment income (loss)
to average net assets	1.03	%*	0.78%	(0.08%)	(0.27%)	(0.44%)	0.48%
Portfolio turnover rate	23	%†	64%	18%	22%	46%	40%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements. 17
WEITZ SERIES FUND, INC. — HICKORY FUND Notes to Financial Statements September 30, 2003 (Unaudited)

(1)	Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2003, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a)	Valuation of Investments Investments are carried at value determined using the following valuation methods:
•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

	•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.
•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices
.

•	The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

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(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

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(3)	Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for the Fund was as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the table above are still applicable.

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2003. Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval.

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Each share of stock has a pro rata interest in the assets of the series to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003

Transactions in shares:
Shares issued	636,461	863,539
Shares redeemed	(1,410,383)	(3,835,458)
Reinvested dividends	11,806	72,593

Net decrease	(762,116)	(2,899,326)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund during the year ended March 31, 2003 are summarized as follows:

Distributions paid from:
Ordinary income	$1,500,081

Total distributions	$1,500,081

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$315,251
Capital loss carryforward	(20,867,544)
Post October capital loss deferral	(98,783,126)
Unrealized depreciation	(86,017,037)

$(205,352,456)

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2010 – $537,884 and March 31, 2011 – $20,329,660. The Fund has elected to defer realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on April 1, 2003.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $41,931,229 and $57,085,286, respectively. The cost of investments for Federal income tax purposes is $233,721,726. At September 30, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $34,523,494 and $54,889,068, respectively.

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(a)	Restricted and Illiquid Securities

The Fund owns certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be restricted and/or illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Restricted and/or illiquid securities owned at September 30, 2003, include the following:

Cost

Adelphia Communications Corp. CL A	$932,671
Cabela’s, Inc. CL A	10,080,000
Medical Office Properties, Inc	2,175,248
Newcastle Investment Holdings Corp	186,999

Total restricted and/or illiquid securities	$13,374,918

The total value of these securities at September 30, 2003, was $16,294,037, representing 7.6% of the Fund’s net assets.

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Six months ended Sept. 30, 2003

	Number of Contracts	Premiums

Options outstanding, beginning of period	2,000	$273,742
Options written, during the period	2,900	423,876
Options exercised, during the period	(2,000)	(273,742)

Options outstanding, end of period	2,900	$423,876

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(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2003	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2003	Value Sept. 30, 2003	Dividend Income	Realized Gains/(Losses)

Imperial Credit Industries, Inc.	3,435,400	—	—	3,435,400	$6,871	$—	$—
Insurance Auto Auctions, Inc.	646,700	400	—	647,100	7,279,875	—	—
Newcastle Investment
Holdings Corp.	879,332	—	(3,000)	876,332	4,272,118	395,699	761,080

Totals					$11,558,864	$395,699	$761,080

(8)	Contingencies and Commitments

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2003 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Fund’s website, www.weitzfunds.com or (iii) on the SEC’s website.

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Board of Directors
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

Officers
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President

Investment Adviser
  Wallace R. Weitz & Company

Distributor
  Weitz Securities, Inc.

Custodian
  Wells Fargo Bank Minnesota,
  National Association

Transfer Agent and Dividend Paying Agent
  Wallace R. Weitz & Company

Sub-Transfer Agent
  Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/24/03

WEITZ SERIES FUND, INC.

Value Fund

SEMI-ANNUAL
REPORT

September 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended September 30, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return
May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	+
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
Dec. 31, 2002	69,800	93,753	28,852	192,405	-17.1
Sept. 30, 2003	80,525	108,159	33,754	222,438	15.6	++

The Fund’s average annual total return for the one, five and ten year periods ending September 30, 2003, was 28.8%, 9.3% and 14.3%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $20,218.

+	Return is for the period 5/9/86 through 12/31/86

++	Return is for the period 1/01/03 through 9/30/03

2

WEITZ SERIES FUND, INC. — VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1993, through September 30, 2003 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1993 would have been valued at $103,632 on September 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Value Fund	28.8%	9.3%	14.3%
Standard & Poor’s 500 Index	24.4%	1.0%	10.0%

This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

WEITZ SERIES FUND, INC. — VALUE FUND
September 30, 2003 – Semi-Annual Report

October 8, 2003

Dear Fellow Shareholder:

        The Value Fund was up marginally (+0.6%) during the 3rd calendar quarter of 2003, bringing our total return (appreciation plus income) for the first 9 months to +15.6% vs. a gain of +14.7% for the S&P 500. Over the past 12 months, the Fund is up +28.8% vs. +24.4% for the S&P.

        The table below compares the performance of our Fund to that of our primary benchmark, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*
	YTD	1-Year	3-Year	5-Year	10-Year	15-Year
Weitz Value Fund	15.6%	28.8%	1.9%	9.3%	14.3%	14.3%
S&P 500	14.7	24.4	-10.1	1.0	10.0	11.6
Russell 2000	28.6	36.5	-0.8	7.5	8.3	N.A.
Nasdaq Composite	34.3	53.2	-21.0	1.4	8.9	10.7
Average Growth and Income Fund	N.A.	21.8	-5.9	2.8	8.8	N.A.

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

        Both the stock market and our Fund are moving in the right direction again, and the economy appears to be on the mend. However, before we discuss our investments in more detail, it seems important that we say a few words about the recent scandal involving market timing and late trading in mutual funds.

Market Timing and Late Trading

        In this era of integrity lapses in corporate America, compromised accounting, and conflicts of interest on Wall Street, it was comforting—until recently—that the mutual fund industry had remained above the fray. Now, mutual funds are in the news because some large shareholders have been ‘gaming’ the system and some fund companies have allegedly been complicit in the scams. The practices in question are market timing and the placing of buy and sell orders after the 4 p.m. (Eastern) close of trading on the U.S. stock markets.

        Market timing involves frequent buying and selling of fund shares in response to “signals” which the timer believes gives him an edge. These signals may be based on fundamental or technical stock market indicators (or messages received through the antennae of their tinfoil hats). While trading into and out of fund shares is not illegal, it can be disruptive to portfolio management, so funds usually discourage active trading in their funds. (We do.) The issue currently in the news is that some funds have allegedly allowed certain large market timing clients to trade freely, in spite of their public posture against timers. Our Funds are not good candidates for timers because they are not particularly volatile, but over the years we have spotted a few timers and have terminated their ability to make new purchases in the Funds.

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        The more significant allegation is that some fund companies allowed certain large accounts to place buy and sell orders several hours after the 4 p.m. trading deadline. This allowed the favored few to take advantage of news that was likely to affect U.S. stock prices the next day and actual price changes of foreign stocks that are traded in different time zones. This is clearly illegal. It is amazing to me, that even in this era of widespread financial corruption, that so many large, respected fund complexes allegedly had employees regularly allowing late trades.

        Again, since our Funds are less volatile and rarely hold foreign stocks, we are not natural targets for such traders. However, we strictly enforce the 4 p.m. trading deadline with shareholders who do transactions directly with the Funds. Where mutual fund “supermarkets” and other intermediaries aggregate orders for our Funds from their clients, they are required, by contract, to observe the same 4 p.m. deadline. In short, we play by the rules.

Market Commentary—Economy Recovering, but Stock Prices Recovering Faster

        The market has made a dramatic recovery from the lows of a year ago. This is natural, up to a point, because many stocks were significantly undervalued in the panicky market atmosphere of last October. On the other hand, today it seems that speculation is alive and well—and that the current level of optimism is premature. Many of the technology stocks that were prominent participants in the bubble market of the ’90’s (and major casualties of the bear market) are moving up strongly again. Companies with weak balance sheets that could not raise money at any price last fall are selling bonds at very respectable interest rates. One recent study shows that, as a group, stocks of companies that are losing money have risen more than twice as much this year as companies operating in the black.

        The economy is recovering, corporate earnings prospects are improving, and many companies are making progress in strengthening their balance sheets. However, as we said last quarter, stock prices seem to be running ahead of economic reality. This leads us to remain relatively defensive, holding cash and reserves of about 20% and avoiding the more speculative stocks that are currently leading the market.

Portfolio Review

        Optimism about the economy has given many of our stocks a boost, well in advance of a recovery in their earnings. Hilton, Host Marriott, Extended Stay, and Park Place (soon to be renamed Caesars) are up over 50% off their lows on the expectation that business and leisure travelers will resume their historical travel patterns. We believe they will, but current stock prices probably fully reflect 2004 (or 2005) earnings expectations. While Archstone and Avalon Bay (apartments) and Vornado (office and commercial) have suffered (temporarily) from recession-depressed rents and occupancies, their stock prices have been supported by their very attractive dividend yields. Other stocks that were particularly depressed because of liquidity issues (Charter and Qwest), competitive fears and operational problems (Safeway), liquidity and accounting issues (Interpublic and Western Resources) have recovered nicely from their lows and are no longer the bargains they were. In short, the steep market recovery from last October’s lows which has given us a trailing 12-month return of +28.8% has brought many of our stocks in line with their underlying business values. This is okay as long as the business values are growing (and we believe they are), but it means that our expectations for the next few quarters are modest.

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        Interest rates began to rise in the quarter, and investors reacted reflexively by selling banks, thrifts, mortgage companies, and other financial service stocks. We have written often about why we disagree with the conventional wisdom that rising rates always hurt financial companies. The gist of the argument is that if interest rate changes are moderate and not totally unexpected, the well-managed bank or financial services company can “match” its assets and liabilities so as to insulate itself from interest rate risk. A large portion of our out-performance vs. the S&P over the years has been earned taking a contrarian position during periods of rising rates, and we are hopeful that we are entering another period of opportunity.

        Washington Mutual is the largest savings and loan in the country. Over the past 5 years, its earnings have grown at 18% per year, its return on equity has averaged 21% and yet it sells at 9 times estimated 2004 earnings per share. Countrywide Credit sells at 7 times 2004 earnings because people fear that earnings will collapse with the end of the mortgage refinance boom. We believe that the value of Countrywide’s mortgage servicing and the new businesses it has entered over the past several years should cushion the earnings decline and allow it to continue to be a good stock for us. Likewise, Greenpoint, US Bancorp, Fannie Mae, and Redwood Trust have good prospects, and we are glad to own them in spite of the likelihood that interest rates will work their way higher over the next few years.

        Another stock which belongs in this category is Freddie Mac. We discussed our somewhat controversial investment in Freddie in last quarter’s letter. The good news is that there has been little change in the situation—no more revelations of misdeeds by management trying to ‘smooth’ reported earnings—and as investors have reassessed the situation, the stock has risen slightly in the 3rd quarter. We have continued to hold our shares and believe that this investment should be profitable for us.

New Investments

        In spite of general valuation levels that we find unappealing, we continue to look for new investments for our portfolio. Some represent stocks we have owned before which have become available at attractive prices again, such as Costco. Some shareholders will undoubtedly question the presence of a stock like Costco, with serious “growth stock” credentials in our “value” portfolio, but as we have said before, we do not believe that “value” is the opposite of “growth.” Costco is a great company, with very strong growth prospects that was available one afternoon at a “value” price—for reasons we consider temporary.

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        A new (or at least like-new) area for us (last visited in 1993) is healthcare. We have always wanted to invest in healthcare—it deals in necessities, the demographic trends are terrific, and there is an endless stream of new products, so the theoretical demand is infinite. The problem is reimbursement. The solutions involve politics—tax policies, transfer payments and rationing of care—so the future cash flows are not easy to predict. In spite of these obstacles, we have found several interesting candidates, and during the quarter, we added Lab Corporation of America to the portfolio. It should benefit from a rising number of conventional medical tests as well as genetic and other more exotic tests.

Outlook

        We are enjoying the rally and selling into it where prices seem to be getting ahead of themselves. We see opportunities in financial services companies and other selected individual stocks, but we are not expecting continued double-digit returns from today’s price levels. Market volatility will probably continue, and buying opportunities will crop up when we least expect them, so we are cautiously optimistic about the outlook for our portfolio.

Option Writing—A Strategy for a ‘Low-Expectation’ Market

        Over the years, we have occasionally written call options against some of our stock positions. It has never been a significant part of our investment strategy and we have rarely discussed it in detail in these letters. In the past year, however, we have done more call writing than usual and we have written some puts. So, this seems like a good time to offer a refresher course in option writing. For those who prefer to skip this section, the bottom line is that we believe that writing puts and calls can augment returns in a stock portfolio. They have their downside, and they are no substitute for owning great businesses for a long time, but in a market in which stocks are fully-priced, they can have a role.

Call Options

        When we “write” (sell) call options against stock we hold in our portfolios, we are giving the buyer the right to “call” (buy) shares of the stock from us at a set price (the “strike” or “exercise price”) over a limited time frame (typically 3-9 months) at the end of which the option expires worthless. We receive cash (the “premium”) at the time of the sale of the option.

        During the life of the option, there are 3 possible outcomes:

1.	If the stock falls below the exercise price, the option will expire worthless and we keep the premium. This helps offset the decline in stock value, but does not protect us completely against a sharp decline.

2.	At any time during the life of the option, if the stock is above the strike price, the owner may exercise the option and buy the stock at the strike price. If this happens, we receive the sale proceeds and keep the premium, but may miss most of the upside if the stock rises substantially.

7

3.	During the life of the option, we can buy back our call option (“cover”) and extinguish our obligation. The price we have to pay to cover may be higher or lower than the premium we received initially, so there will be a capital gain or loss on the option transactions, but we retain our stock.

        In writing the calls, we gain downside protection equal to the premium received, but limit our upside to the strike price plus premium received. Thus, we would generally engage in call writing when we like the underlying stock and want to be long-term holders, but when we believe that the upside potential is limited in the short term. Our sales of Qwest and Interpublic calls earlier this year are special cases in which we really wanted to have the stock called away and very attractive premiums led us to write calls rather than make outright sales. (This strategy would have backfired if the stocks had fallen by more than the premiums received.)

        One of the key factors in writing calls is the attractiveness of the premium received. The buyer of a call receives unlimited upside for a fixed option price, so they will generally pay a higher premium for a stock that is expected to be volatile. Thus, a controversial stock or unsettled general market conditions generally produce higher premiums. We will only write the call if we think the premium is high enough to improve our risk/reward outlook over that of owning the stock outright (or selling it).

        From an accounting point of view, when a call is written we receive cash at the time of sale but have a liability to either repurchase the call or deliver the stock if called. Since we are dealing with publicly-traded options, there is a market price every day, and we carry the option position at market as a liability. The original amount of premiums received is shown in the financial statements.

Put Options

        Puts are a mirror image of calls. When we write a put, we receive a premium and are giving someone the right to sell stock to us at a certain strike price anytime before the expiration date. If the stock is below the strike price we will have to buy the stock at the strike price. If the stock is above the strike price, the put will expire worthless and we will keep the premium. Or, prior to exercise or expiration, we may buy the put back in the open market and close out our position.

        We would sell puts rather than buying the stock outright if we believed that the strike price minus the premium received would be a very attractive price to buy the stock. The risk of having to buy a stock that has gone down a lot or failing to buy a stock that subsequently goes up are analogous to the risks of call writing.

8

Thanks

        The past 3 years have been trying for all investors, including our shareholders. It is too soon to declare victory over the bear market, but not too soon to say thanks for being a steady, patient group. Warren Buffett says that companies get the shareholders they deserve, so it’s good to know that we have an informed, long-term oriented group of clients.

Best regards, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

New Member of our Fund Family—Weitz Balanced Fund

         n October 1, 2003 we opened our new Weitz Balanced Fund. Brad Hinton and I manage the Fund. As the name implies, the Fund is meant to provide a combination of current income and long-term capital appreciation with somewhat less volatility than a common stock fund. The Fund must invest at least 25% of assets in investment grade bonds and will normally invest 50-75% in common stocks or securities convertible into common stocks. We will shift the allocation between stocks and bonds based on the relative attractiveness of each. Many of our clients have been creating their own “balanced fund” by combining one of our equity funds with our Fixed Income Fund. If you are interested in utilizing the Weitz Balanced Fund as a vehicle for determining asset allocation, please call one of our client service representatives for information on the Fund and to receive a Prospectus. You can also read about the Fund on our website: www.weitzfunds.com. Click on “What’s New” to access the Weitz Balanced Fund page, where you can download a Prospectus. You should read the Prospectus carefully before investing.

9

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities September 30, 2003 (Unaudited)

Shares		Cost	Value
	COMMON STOCKS — 78.5%
	Advertising and Marketing — 0.1%
400,000	Interpublic Group of Companies, Inc. (a)	$3,219,767	$5,648,000

	Banking — 7.7%
3,017,700	Greenpoint Financial Corp.	43,297,523	90,108,522
2,500,000	U.S. Bancorp	40,865,663	59,975,000
3,500,000	Washington Mutual, Inc.	64,821,072	137,795,000

		148,984,258	287,878,522

	Cable Television — 8.2%
12,121,733	Adelphia Communications Corp. CL A* #	1,697,043	3,818,346
18,800,000	Charter Communications, Inc. CL A*	159,538,815	77,456,000
6,300,000	Comcast Corp.- Special CL A* (a)	161,039,593	186,102,000
4,280,000	Insight Communications Co.*	73,568,395	40,745,600

		395,843,846	308,121,946

	Consumer Products and Services — 1.2%
5,970,000	Six Flags, Inc.* +	101,554,397	31,402,200
504,000	Waste Management, Inc.	11,447,764	13,189,680

		113,002,161	44,591,880

	Financial Services — 10.1%
1,000	Berkshire Hathaway, Inc. CL A*	52,533,832	75,000,000
67,000	Berkshire Hathaway, Inc. CL B* (a)	130,104,200	167,232,000
450,000	Fannie Mae	28,838,205	31,590,000
2,000,000	Freddie Mac	101,245,331	104,700,000
2,100,000	Imperial Credit Industries, Inc.*	81,900	4,200

		312,803,468	378,526,200

The accompanying notes form an integral part of these financial statements. 10

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Health Care — 0.6%
760,000	Laboratory Corporation of America Holdings *	$22,613,742	$21,812,000

	Information Services — 0.0%
134,135	Intelligent Systems Corp.*	283,821	228,030

	Lodging and Gaming — 8.8%
1,292,100	Extended Stay America, Inc.*	13,470,384	19,291,053
450,000	Harrah’s Entertainment, Inc.	15,005,165	18,949,500
6,931,000	Hilton Hotels Corp.	56,415,757	112,420,820
20,000,000	Park Place Entertainment Corp.* +	189,156,958	180,200,000

		274,048,264	330,861,373

	Media and Entertainment — 8.9%
183,118	Gabelli Global Multimedia Trust, Inc.*	1,775,506	1,424,658
21,800,000	Liberty Media Corp.- A*	241,978,893	217,346,000
172,000	Washington Post Co. CL B	87,548,000	114,380,000

		331,302,399	333,150,658

	Mortgage Banking — 3.3%
1,600,000	Countrywide Financial Corp.	40,609,007	125,248,000

	Printing Services — 0.4%
4,820,000	Mail-Well, Inc.* +	44,597,436	16,870,000

	Real Estate and Construction — 0.9%
818,400	Forest City Enterprises, Inc. CL A	11,075,278	35,805,000

The accompanying notes form an integral part of these financial statements 11

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Real Estate Investment Trusts — 12.8%
2,147,000	Archstone-Smith Trust	$49,982,808	$56,637,860
284,700	Avalonbay Communities, Inc.	13,086,298	13,323,960
247,000	Capital Automotive REIT	3,280,260	7,535,970
417,900	Hanover Capital Mortgage Holdings, Inc. +	2,835,596	4,408,845
15,500,000	Host Marriott Corp. * +	131,499,047	166,315,000
314,025	Medical Office Properties, Inc. #	6,264,799	3,140,250
1,300,000	Newcastle Investment Corp.	22,750,000	29,887,000
1,337,980	Newcastle Investment Holdings Corp.+ #	447,478	6,522,652
1,310,000	NovaStar Financial, Inc. +	8,974,536	75,285,700
1,610,000	Redwood Trust, Inc. +	36,658,013	68,264,000
1,000,000	Vornado Realty Trust	38,712,500	48,040,000

		314,491,335	479,361,237

	Retail — 3.0%
300,000	Costco Wholesale Corp.*	8,785,740	9,324,000
4,530,000	Safeway, Inc.* (a)	115,795,731	103,918,200

		124,581,471	113,242,200

	Telecommunications — 11.4%
1,850,000	Alltel Corp.	99,268,513	85,729,000
337,265	Centennial Communications Corp.*	498,179	1,713,306
12,600,000	Citizens Communications Co.*	138,476,587	141,246,000
24,272,200	Qwest Communications International, Inc.*	271,804,269	82,525,480
1,638,000	Sprint Corp.	31,122,000	24,733,800
1,650,000	Telephone and Data Systems, Inc.	84,401,471	93,291,000

		625,571,019	429,238,586

	Utilities — 1.1%
2,250,000	Westar Energy, Inc.	45,475,260	41,512,500

	Total Common Stocks	2,808,502,532	2,952,096,132

The accompanying notes form an integral part of these financial statements. 12

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	$646,875	$860,250
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	543,000

	Total Non-Convertible Preferred Stocks	1,291,875	1,403,250

Face amount or shares
	CORPORATE BONDS — 0.9%
$750,000	Local Financial Corp. 11.0% 9/08/04	750,000	765,000
17,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	9,889,928	15,470,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,341,334	4,275,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,445,714	4,112,500
3,000,000	Charter Communications, Inc. 9.625% 11/15/09	1,544,769	2,332,500
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,130,406	5,378,525

	Total Corporate Bonds	24,102,151	32,333,525

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.9%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,766,288	103,120,400
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,259,605
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,390	1,101,588

	Total U.S. Government and Agency Securities	103,766,678	107,481,593

	SHORT-TERM SECURITIES — 17.8%
51,334,293	Milestone Treasury Obligations Portfolio	51,334,293	51,334,293
61,632,274	Wells Fargo Government Money Market Fund	61,632,274	61,632,274
556,000,000	U.S. Treasury Bills due 10/23/03 to 12/26/03	555,235,789	555,292,485

	Total Short-Term Securities	668,202,356	668,259,052

	Total Investments in Securities	$3,605,865,592	3,761,573,552

	Total Options Written — (0.1%)		(3,209,375)
	Other Liabilities in Excess of Other Assets — 0.0%		(225,655)

	Total Net Assets — 100%		$3,758,138,522

	Net Asset Value Per Share		$32.21

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value
	OPTIONS WRITTEN
	Covered Call Options
300,000	Comcast Corp. - Special CL A *	January 2004/30	$(555,000)
200,000	Interpublic Group of Companies, Inc.	October 2003/10	(830,000)
200,000	Interpublic Group of Companies, Inc.	October 2003/12.50	(345,000)
525,000	Safeway, Inc. *	January 2004/22.50	(905,625)
262,500	Safeway, Inc. *	January 2004/25	(183,750)

			(2,819,375)

	Put Options
300,000	Comcast Corp. - Special CL A *	January 2004/27.50	(390,000)

	Total Options Written		$(3,209,375)

	(premiums received $3,524,129)

*	Non-income producing

+	Non-controlled affiliate

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options

14

WEITZ SERIES FUND, INC. — VALUE FUND Statement of Assets and Liabilities September 30, 2003 (Unaudited)

Assets:
Investments in securities at value :
Unaffiliated issuers (cost $3,090,142,131)	$3,212,305,155
Non-controlled affiliates (cost $515,723,461)	549,268,397	$3,761,573,552

Accrued interest and dividends receivable		5,706,888
Receivable for fund shares sold		8,916

Total assets		3,767,289,356

Liabilities:
Due to adviser		3,337,168
Options written, at value (proceeds received $3,524,129)		3,209,375
Payable for securities purchased		2,281,444
Other expenses		322,847

Total liabilities		9,150,834

Net assets applicable to outstanding capital stock		$3,758,138,522

Analysis of net assets:
Paid-in capital		$3,646,568,049
Accumulated undistributed net investment income		14,394,884
Accumulated net realized loss		(58,847,125)
Net unrealized appreciation of investments		156,022,714

Total net assets applicable to shares outstanding		$3,758,138,522

Net asset value per share of outstanding capital stock
(116,663,228 shares outstanding)		$32.21

The accompanying notes form an integral part of these financial statements. 15

WEITZ SERIES FUND, INC. — VALUE FUND Statement of Operations Six months ended September 30, 2003 (Unaudited)

Investment income:
Dividends (including $10,090,211 from non-controlled affiliates)		$26,454,472
Interest		7,601,461

Total investment income		34,055,933

Expenses:
Investment advisory fee		17,488,066
Administrative fee		1,407,529
Custodial fees		42,519
Directors fees		34,118
Other expenses		686,938

Total expenses		19,659,170

Net investment income		14,396,763

Realized and unrealized gain on investments:
Net realized gain on securities (including net gain of
$33,181,054 from non-controlled affiliates)	$51,305,178
Net realized gain on options written	1,207,858

Net realized gain		52,513,036
Net unrealized appreciation of investments (including net
appreciation of $139,657,250 from non-controlled affiliates)		548,593,020

Net realized and unrealized gain on investments		601,106,056

Net increase in net assets resulting from operations		$615,502,819

The accompanying notes form an integral part of these financial statements. 16

WEITZ SERIES FUND, INC. — VALUE FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003
Increase (decrease) in net assets:
From operations:
Net investment income	$14,396,763	$26,355,861
Net realized gain (loss)	52,513,036	(111,248,510)
Net unrealized appreciation (depreciation)	548,593,020	(803,194,906)

Net increase (decrease) in net assets resulting
from operations	615,502,819	(888,087,555)

Distributions to shareholders from:
Net investment income	(7,837,383)	(23,138,865)
Net realized gains	—	(40,031,436)

Total distributions	(7,837,383)	(63,170,301)

Capital share transactions:
Proceeds from sales	482,232,948	727,635,401
Payments for redemptions	(357,935,748)	(1,329,387,836)
Reinvestment of distributions	7,177,068	58,190,259

Total increase (decrease) from capital share transactions	131,474,268	(543,562,176)

Total increase (decrease) in net assets	739,139,704	(1,494,820,032)

Net assets:
Beginning of period	3,018,998,818	4,513,818,850

End of period (including undistributed net investment income
of $14,394,884 and $7,835,504, respectively)	$3,758,138,522	$3,018,998,818

The accompanying notes form an integral part of these financial statements. 17

WEITZ SERIES FUND, INC. — VALUE FUND Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2003		Year ended March 31,
	(Unaudited)		2003	2002	2001	2000	1999

Net asset value, beginning of period	$26.85		$34.25	$34.73	$32.00	$31.02	$29.31

Income (loss) from investment operations:
Net investment income	0.12		0.23	0.27	0.50	0.38	0.27
Net gain (loss) on securities
(realized and unrealized)	5.31		(7.12)	0.29	6.14	2.64	4.62

Total from investment operations	5.43		(6.89)	0.56	6.64	3.02	4.89

Less distributions:
Dividends from net investment income	(0.07)		(0.20)	(0.37)	(0.49)	(0.37)	(0.17)
Distributions from realized gains	—		(0.31)	(0.67)	(3.42)	(1.67)	(3.01)

Total distributions	(0.07)		(0.51)	(1.04)	(3.91)	(2.04)	(3.18)

Net asset value, end of period	$32.21		$26.85	$34.25	$34.73	$32.00	$31.02

Total return	20.2	%+	(20.2%)	1.5%	21.9%	9.7%	18.0%

Ratios/supplemental data:
Net assets, end of period ($000)	3,758,139		3,018,999	4,513,819	3,648,676	2,471,216	1,691,031
Ratio of expenses to average net assets	1.09	%*	1.08%	1.06%	1.11%	1.19%	1.26%
Ratio of net investment income
to average net assets	0.80	%*	0.76%	0.87%	1.60%	1.39%	1.35%
Portfolio turnover rate	7	%+	18%	13%	36%	31%	36%

*	Annualized

+	Not Annualized

The accompanying notes form an integral part of these financial statements. 18

WEITZ SERIES FUND, INC. — VALUE FUND Notes to Financial Statements September 30, 2003 (Unaudited)

(1)	Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2003, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a)	Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

19

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

20

(f)	Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the short sale transaction.

(3)	Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for the Fund was as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate
$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

21

Effective August 1, 2003, the annual administrative fee for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the above table are still applicable.

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2003.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. Three hundred million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock has a pro rata interest in the assets of the series to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003
Transactions in shares:
Shares issued	15,447,985	25,552,353
Shares redeemed	(11,440,604)	(46,944,831)
Reinvested dividends	224,284	2,040,421

Net increase (decrease)	4,231,665	(19,352,057)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund during the year ended March 31, 2003 are summarized as follows:

Ordinary income	$43,142,615
Long-term capital gains	20,027,686

Total distributions	$63,170,301

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,835,504
Capital loss carryforward	(75,870,639)
Post October capital loss deferral	(35,377,871)
Unrealized depreciation	(392,681,957)

$(496,094,963)

22

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires on March 31, 2011. The Fund has elected to defer realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on April 1, 2003.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $217,265,697 and $502,218,038, respectively. The cost of investments for Federal income tax purposes is $3,605,977,243. At September 30, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $631,530,825 and $475,934,516, respectively.

(a)	Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at September 30, 2003, include the following:

Cost
Adelphia Communications Corp. CL A	$1,697,043
Medical Office Properties, Inc.	6,264,799
Newcastle Investment Holdings Corp.	447,478

Total illiquid securities	$8,409,320

The total value of these securities at September 30, 2003, was $13,481,248, representing 0.4% of the Fund’s net assets.

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Six months ended Sept. 30, 2003
	Number of Contracts	Premiums
Options outstanding, beginning of period	14,000	$2,514,849
Options written, during the period	17,875	3,524,129
Options exercised, during the period	(7,008)	(1,306,991)
Options expired, during the period	(6,992)	(1,207,858)

Options outstanding, end of period	17,875	$3,524,129

23

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2003	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2003	Value Sept. 30, 2003	Dividend Income	Realized Gains/(Losses)

Citizens Communications Co.*	14,819,600	—	(2,219,600)	12,600,000	$141,246,000	$—	$(4,063,769)
Hanover Capital Mortgage
Holdings, Inc.	491,800	—	(73,900)	417,900	4,408,845	263,370	(98,902)
Host Marriot Corp.	16,000,000	—	(500,000)	15,500,000	166,315,000	—	466,898
Mail-Well, Inc.	5,500,000	—	(680,000)	4,820,000	16,870,000	—	(197,200)
Newcastle Investment
Holdings Corp.	1,337,980	—	—	1,337,980	6,522,652	602,091	875,932
Novastar Financial, Inc.	1,912,400	—	(602,400)	1,310,000	75,285,700	7,167,500	32,154,441
Park Place Entertainment Corp.	19,650,500	349,500	—	20,000,000	180,200,000	—	—
Redwood Trust, Inc.	1,558,217	55,000	(3,217)	1,610,000	68,264,000	2,057,250	(20,115)
Six Flags, Inc.	5,969,900	100	—	5,970,000	31,402,200	—	—

Totals					$690,514,397	$10,090,211	$29,117,285

*	Company was considered a non-controlled affiliate at March 31, 2003, but as of September 30, 2003 they are no longer a non-controlled affiliate.

While Charter Communications, Inc. (“Charter”) and Insight Communications, Inc. (“Insight”), are not affiliates of the Fund for purposes of the Investment Company Act of 1940, the Fund owns 6.4% of the Class A shares of Charter and 8.4% of the Class A shares of Insight which are included in the beneficial ownership of Charter and Insight, respectively, reported by Wallace R. Weitz & Company on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8)	Contingencies and Commitments

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2003 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

25

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Fund’s website, www.weitzfunds.com or (iii) on the SEC’s website.

26

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President

Investment Adviser
    Wallace R. Weitz & Company

Distributor
    Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub-Transfer Agent
    Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/24/03

WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

SEMI-ANNUAL
REPORT

September 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

2

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $25,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended September 30, 2003.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$25,000	$—	$—	$25,000	—%
Dec. 31, 1988	24,847	—	169	25,016	—
Dec. 31, 1989	25,049	—	2,251	27,300	9.1
Dec. 31, 1990	25,579	30	4,153	29,762	9.0
Dec. 31, 1991	26,563	34	6,492	33,089	11.2
Dec. 31, 1992	26,393	33	8,491	34,917	5.5
Dec. 31, 1993	27,051	34	10,646	37,731	8.1
Dec. 31, 1994	24,901	32	11,907	36,840	-2.4
Dec. 31, 1995	27,117	34	15,497	42,648	15.8
Dec. 31, 1996	26,592	34	17,896	44,522	4.4
Dec. 31, 1997	27,290	35	21,047	48,372	8.6
Dec. 31, 1998	27,472	35	24,133	51,640	6.8
Dec. 31, 1999	26,080	33	26,001	52,114	0.9
Dec. 31, 2000	26,745	34	30,420	57,199	9.8
Dec. 31, 2001	27,583	35	34,358	61,976	8.4
Dec. 31, 2002	27,509	35	37,024	64,568	4.2
Sept. 30, 2003	28,347	36	39,128	67,511	4.6 †

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended September 30, 2003, was 6.9%, 5.6% and 6.0%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $32, and the total amount of income distributions reinvested was $36,699.

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†     Return is for the period 1/1/03 through 9/30/03

3

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

The chart below depicts the change in value of a $25,000 investment for the period March 31, 1993, through September 30, 2003 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1993 would have been valued at $46,604 on September 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Fixed Income Fund	6.9%	5.6%	6.0%
Lehman Brothers Intermediate U.S. Government/Credit Index	6.0%	6.7%	6.6%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
September 30, 2003 – Semi-Annual Report

October 9, 2003

Dear Fellow Shareholder:

        The Fixed Income Fund’s total return for the third quarter of 2003 was +0.3%, which consisted of approximately +0.6% from net interest income (after deducting fees and expenses) and -0.3% from unrealized depreciation of our bonds and common/preferred positions. This brings our total return for the first nine months of the year to +4.6%.

        The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods.

	Average Annual Total Returns**
	1-Year	5-Year	10-Year
Fixed Income Fund	6.9%	5.6%	6.0%
Average Intermediate Investment Grade Fixed Income Fund*	6.0%	5.7%	6.1%

*	Source: Lipper Analytical Services

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart show a profile of our portfolio and asset allocation as of September 30:

Average Maturity	4.7 years
Average Duration	1.5 years
Average Coupon	3.8
30-Day SEC Yield at 9-30-03	1.4
Average Rating	AA

Overview

        Prices for high quality bonds generally fell (yields rose) during the third quarter as investors wrestled with growing evidence of an improving economy. The benchmark 10-year Treasury note, for example, had its biggest quarterly price drop in about two years. The 10-year note’s yield (which moves inversely to its price) increased approximately ½ percent, ending the quarter at 3.94%, up from 3.51% at June 30. As a consequence, some fixed-income investors experienced negative returns during the quarter. Our portfolio, on the other hand, was spared much of the price declines given its conservative posture (high cash/reserve position and short average life). Overall, it is gratifying to report positive quarterly results (albeit a modest +0.3%) in an otherwise challenging interest rate environment.

5

        With respect to the economy, more evidence emerged suggesting that the massive amount of fiscal and monetary stimulus that has been prescribed over the past two years may be having its desired effect. Manufacturing activity showed life in the quarter; corporate profits rose; retail sales were strong; housing remained robust; and durable goods orders seemed to indicate that business investment has improved. Employment also registered its first positive reading in early October, reversing eight months of declining job statistics.

Portfolio Review

        We continued to position our portfolio conservatively during the quarter by keeping its overall average maturity short. We have, however, found occasional bargains that may have favorable risk/reward characteristics. For example, we increased our Liberty Media investment by adding bonds the company issued to finance its purchase from Comcast of a controlling interest in QVC, the largest home shopping network. Liberty Media is an investment grade company that owns interests in a wide range of media and programming businesses, guided by a management team we like. Our newest investment in Liberty should provide a reasonable return in an otherwise unexciting interest rate environment.

        We also continued to invest in government agency debt which we believe should provide solid defensive characteristics. “One-time” callable bonds issued by government agencies (Fannie Mae, Freddie Mac, and the Federal Home Loan Bank) provide downside protection should interest rates rise. These high-quality bonds are similar to the “multi-coupon” bonds we own and which we discussed in last quarter’s letter. They generally have better investment attributes than the average callable bond. Callable bonds typically result in a heads I win – tails you lose proposition for the issuer (not the investor) in that the issuer has an option to take the bonds away from investors both at the call date and at any date thereafter until the bond matures. “One-time” callable bonds, on the other hand, can only be called once on their stated call date. After that date they cannot be called until their maturity. This helps level the playing field between the investor and issuer of callable bonds and should result in more favorable outcomes.

Outlook

        While reinvestment opportunities have improved somewhat from three months ago, we continue to believe that the risk/reward seems heavily stacked against bond investors from today’s low interest rate levels. Should the fiscal and monetary stimulus discussed earlier take hold, this economic “elixir” could turn into a “witches brew” for bond investors if faster economic growth fosters an increase in inflation (which can erode returns to fixed-income investors). Consequently, it seems prudent to continue to position our portfolio in a defensive manner by maintaining a high cash/reserve position and keeping the average life and duration of our portfolio low.

6

        This conservative stance may cause our Fund to under-perform should interest rates continue to decline. However, this approach should afford greater capital protection/preservation over the long term and give us the ability to invest on more favorable terms should interest rates rise.

        As always, we welcome your comments and questions.

Best regards, Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

New Member of our Fund Family—Weitz Balanced Fund

        On October 1, 2003 we opened our new Weitz Balanced Fund. Brad Hinton and Wally Weitz manage the Fund. As the name implies, the Fund is meant to provide a combination of current income and long-term capital appreciation with somewhat less volatility than a common stock fund. The Fund must invest at least 25% of assets in investment grade bonds and will normally invest 50-75% in common stocks or securities convertible into common stocks. We will shift the allocation between stocks and bonds based on the relative attractiveness of each. Many of our clients have been creating their own “balanced fund” by combining one of our equity funds with our Fixed Income Fund. If you are interested in utilizing the Weitz Balanced Fund as a vehicle for determining asset allocation, please call one of our client service representatives for information on the Fund and to receive a Prospectus. You can also read about the Fund on our website: www.weitzfunds.com. Click on, “What’s New” to access the Weitz Balanced Fund page, where you can download a Prospectus. You should read the Prospectus carefully before investing.

7

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities September 30, 2003 (Unaudited)

Rating	Face amount		Cost	Value
		CORPORATE BONDS — 20.2%
A	$1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	$999,258	$1,037,693
BBB	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,702	1,034,492
NR	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	255,000
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,052,346
NR	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,066	528,750
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	599,139	639,545
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	994,502	1,148,380
BBB	1,000,000	Co Communications, Inc. 7.75% 8/15/06	997,431	1,142,754
BBB-	500,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	498,833	498,793
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	981,647	1,100,000
B	510,000	Six Flags, Inc. 9.75% 6/15/07	527,158	503,625
B+	500,000	HMH Properties, Inc. 7.875% 8/01/08	491,910	516,250
CCC+	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	910,886	960,000
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,708	579,112
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,021	1,033
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,026,081	1,075,705

		Total Corporate Bonds	11,553,342	12,073,478

		MORTGAGE-BACKED SECURITIES — 4.6%
AAA	155,337	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23
		(Estimated Average Life 0.1 years)	155,751	155,464
AAA	320,911	Freddie Mac REMIC Planned Amortization Class 6.0% 2/15/25
		(Estimated Average Life 0.2 years)	324,303	322,004
AAA	477,763	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28
		(Estimated Average Life 0.2 years)	491,627	480,455
AAA	699,885	Freddie Mac REMIC Planned Amortization Class 6.0% 5/15/25
		(Estimated Average Life 0.3 years)	708,589	705,957
AAA	144,929	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 2.3 years)	144,779	151,648
AAA	933,669	Freddie Mac 5.0% 6/01/18 (Estimated Average Life 4.0 years)	967,857	957,230

		Total Mortgage-Backed Securities	2,792,906	2,772,758

The accompanying notes form an integral part of these financial statements. 8

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value
		TAXABLE MUNICIPAL BONDS — 2.5%
AAA	$325,000	Baltimore Maryland 7.25% 10/15/05	$326,495	$359,379
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	560,735
AA+	500,000	King County Washington 8.12% 12/01/16	592,944	589,645

		Total Taxable Municipal Bonds	1,419,439	1,509,759

		U.S. GOVERNMENT AND AGENCY SECURITIES — 25.7%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,173,070
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,194	550,794
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	1,021,599
AAA	2,000,000	Fannie Mae 4.125% 4/28/10	2,000,000	2,029,158
AAA	1,000,000	Freddie Mac 2.125% 6/16/10	1,000,000	995,344
AAA	1,000,000	Federal Home Loan Bank 3.0% 6/30/10	1,000,000	987,274
AAA	3,000,000	U.S. Treasury Note 5.0% 8/15/11	3,086,096	3,282,423
AAA	1,000,000	Freddie Mac 5.5% 9/15/11	999,916	1,096,708
AAA	2,150,000	Fannie Mae 5.5% 10/18/11	2,203,950	2,226,572
AAA	1,000,000	Fannie Mae 6.25% 3/22/12	1,043,563	1,055,781

		Total U.S. Government and Agency Securities	14,833,719	15,418,723

	Shares or units
		COMMON STOCKS — 3.6%
	15,000	Hanover Capital Mortgage Holdings, Inc.	116,824	158,250
	46,600	Redwood Trust, Inc.	1,225,075	1,975,840

		Total Common Stocks	1,341,899	2,134,090

		CONVERTIBLE PREFERRED STOCKS — 1.0%
BBB	25,000	Citizens Communications Co. - Equity Units †	492,754	602,500

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	215,625	286,750

The accompanying notes form an integral part of these financial statements. 9

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount or shares		Cost	Value
		SHORT-TERM SECURITIES — 41.3%
	4,803,779	Wells Fargo Government Money Market Fund	$4,803,779	$4,803,779
AAA	20,000,000	U.S. Treasury Bills due 10/23/03 to 12/26/03	19,968,413	19,970,629

		Total Short-Term Securities	24,772,192	24,774,408

		Total Investments in Securities	$57,421,876	59,572,466

		Other Assets Less Liabilities — 0.6%		380,088

		Total Net Assets — 100%		$59,952,554

		Net Asset Value Per Share		$11.50

*	Non-income producing

†	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $625,000, due August 17, 2006 issued by Citizens Communications Co.

The accompanying notes form an integral part of these financial statements. 10

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Statement of Assets and Liabilities September 30, 2003 (Unaudited)

Assets:
Investments in securities at value (cost $57,421,876)	$59,572,466
Accrued interest and dividends receivable	451,771

Total assets	60,024,237

Liabilities:
Due to adviser	24,084
Other expenses	47,599

Total liabilities	71,683

Net assets applicable to outstanding capital stock	$59,952,554

Analysis of net assets:
Paid-in capital	$58,784,232
Accumulated undistributed net investment income	359,623
Accumulated net realized loss	(1,341,891)
Net unrealized appreciation of investments	2,150,590

Total net assets applicable to shares outstanding	$59,952,554

Net asset value per share of outstanding capital stock
(5,214,684 shares outstanding)	$11.50

The accompanying notes form an integral part of these financial statements. 11

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Statement of Operations Six months ended September 30, 2003 (Unaudited)

Investment income:
Dividends		$92,780
Interest		906,009

Total investment income		998,789

Expenses:
Investment advisory fee	$138,023
Administrative fee	51,433
Sub-transfer agent and fund accounting fees	21,836
Custodial fees	2,222
Directors fees	604
Other expenses	33,349

Total expenses		247,467
Less administrative fee waived by investment adviser		(40,433)

Net expenses		207,034

Net investment income		791,755

Realized and unrealized gain on investments:
Net realized gain on securities		258,893
Net unrealized appreciation of investments		768,077

Net realized and unrealized gain on investments		1,026,970

Net increase in net assets resulting from operations		$1,818,725

The accompanying notes form an integral part of these financial statements. 12

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003
Increase (decrease) in net assets:
From operations:
Net investment income	$791,755	$1,987,734
Net realized gain (loss)	258,893	(824,047)
Net unrealized appreciation	768,077	1,564,923

Net increase in net assets resulting from operations	1,818,725	2,728,610

Distributions to shareholders from:
Net investment income	(783,348)	(2,198,949)

Total distributions	(783,348)	(2,198,949)

Capital share transactions:
Proceeds from sales	22,656,665	21,371,773
Payments for redemptions	(17,440,701)	(18,622,288)
Reinvestment of distributions	717,251	2,013,045

Total increase from capital share transactions	5,933,215	4,762,530

Total increase in net assets	6,968,592	5,292,191

Net assets:
Beginning of period	52,983,962	47,691,771

End of period (including undistributed net investment
income of $359,623 and $351,216, respectively)	$59,952,554	$52,983,962

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2003 (Unaudited)		Year ended March 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$11.29		$11.17	$11.24	$10.68	$11.22	$11.26

Income (loss) from investment operations:
Net investment income	0.16		0.43	0.53	0.71	0.69	0.66
Net gain (loss) on securities
(realized and unrealized)	0.22		0.18	(0.04)	0.58	(0.57)	(0.04)

Total from investment operations	0.38		0.61	0.49	1.29	0.12	0.62

Less distributions:
Dividends from net investment income	(0.17)		(0.49)	(0.56)	(0.73)	(0.66)	(0.66)

Net asset value, end of period	$11.50		$11.29	$11.17	$11.24	$10.68	$11.22

Total return	3.4%	†	5.6%	4.4%	12.6%	1.2%	5.7%
Ratios/supplemental data:
Net assets, end of period ($000)	59,953		52,984	47,692	33,071	31,282	36,314
Ratio of net expenses to average
net assets ††	0.75%	*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to
average net assets	2.87%	*	3.90%	5.08%	6.46%	6.15%	5.91%
Portfolio turnover rate	35%	†	31%	16%	1%	39%	26%

*	Annualized

†	Not annualized

††	Absent voluntary waivers, the expense ratio would have been 0.90% for the annualized period ended September 30, 2003 and 0.91%, 0.91%, 0.95%, 0.88% and 0.86% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively.

The accompanying notes form an integral part of these financial statements. 14

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
September 30, 2003 – Semi-Annual Report

October 8, 2003

Dear Fellow Shareholder:

        The yield on the Government Money Market Fund declined modestly during the third quarter as reinvestment opportunities from maturing securities continued to trend lower. As of September 30th, the 7-day and 30-day yields of our portfolio were both 0.4%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

        Evidence of economic improvement continued to build in the third quarter. The manufacturing sector improved, retail sales remained strong, housing was robust, and durable goods orders suggested that investment has picked up.

        In spite of these improving economic fundamentals, the Federal Reserve made no changes to short-term interest rates during the quarter and even suggested that rates could stay low for a “considerable period” as an anti-deflation insurance policy. The implication of this monetary stance for investors in money market funds, ours included, continues to point toward generational low returns/yields, at least for the remainder of this year.

        The strategy in our Government Money Market Fund remains conservative. We invest in short-term government securities that have a weighted average maturity of less than 90 days whose returns are largely affected by near-term monetary policy. A change in the “going rate” in the short-term government security market impacts our yields fairly quickly. And while current returns as measured by the low level of money market fund yields certainly doesn’t generate a lot of excitement, achieving our investment objective (current income consistent with the preservation of capital and maintenance of liquidity) should continue to provide investors “peace of mind”.

        Overall, our Government Money Market Fund is designed for investors with a short investment horizon and low risk tolerance. Keeping these objectives in mind should help investors maintain their investment discipline in the present interest-rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

        If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

15

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Schedule of Investments in Securities September 30, 2003 (Unaudited)

Rating	Face amount		Value

		U.S. GOVERNMENT SECURITIES — 94.0% †
AAA	$6,000,000	U.S. Treasury Bill 0.917% 10/23/03	$5,996,700
AAA	11,000,000	U.S. Treasury Bill 0.948% 10/30/03	10,991,759
AAA	13,000,000	U.S. Treasury Bill 0.938% 11/13/03	12,985,715
AAA	11,000,000	U.S. Treasury Bill 0.963% 12/04/03	10,981,520
AAA	8,000,000	U.S. Treasury Bill 0.948% 12/18/03	7,983,880
AAA	8,000,000	U.S. Treasury Bill 0.961% 12/26/03	7,981,988

		Total U.S. Government Securities	56,921,562

	Shares
		SHORT-TERM SECURITIES — 6.1%
	3,699,212	Wells Fargo 100% Treasury Money Market Fund	3,699,212

		Total Investments in Securities (Cost $60,620,774)**	60,620,774
		Other Liabilities in Excess of Other Assets — (0.1%)	(60,401)

		Total Net Assets — 100%	$60,560,373

†	Interest rates presented for treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements. 16

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Statement of Assets and Liabilities September 30, 2003 (Unaudited)

Assets:
Investment in securities at amortized cost, which approximates value	$60,620,774
Accrued interest	1,810

Total assets	60,622,584

Liabilities:
Due to adviser	13,134
Other expenses	49,077

Total liabilities	62,211

Net assets applicable to outstanding capital stock	$60,560,373

Analysis of net assets:
Paid-in capital	60,560,373

Total net assets applicable to shares outstanding	$60,560,373

Net asset value per share of outstanding capital stock
(60,560,373 shares outstanding)	$1.000

The accompanying notes form an integral part of these financial statements. 17

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Statement of Operations Six months ended September 30, 2003 (Unaudited)

Investment income:
Interest		$323,086

Total investment income		323,086

Expenses:
Investment advisory fee	$156,267
Administrative fee	57,818
Sub-transfer agent and fund accounting fees	24,919
Registration fees	21,076
Custodial fees	2,929
Directors fees	730
Other expenses	21,479

Total expenses		285,218
Less advisory and administrative fees waived by investment adviser		(128,952)

Net expenses		156,266

Net investment income		166,820

Net realized gain on investments		2,271

Net increase in net assets resulting from operations		$169,091

The accompanying notes form an integral part of these financial statements. 18

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003
Increase (decrease) in net assets:
From operations:
Net investment income	$166,820	$608,415
Net realized gain	2,271	776

Net increase in net assets resulting from operations	169,091	609,191

Distributions to shareholders from:
Net investment income	(166,820)	(608,415)
Net realized gain	(2,271)	(776)

Total distributions	(169,091)	(609,191)

Capital share transactions, at $1.00 per share:
Proceeds from sales	79,508,470	213,324,560
Payments for redemptions	(89,844,848)	(183,939,459)
Reinvestment of distributions	164,356	584,154

Total increase (decrease) from capital share transactions	(10,172,022)	29,969,255

Total increase (decrease) in net assets	(10,172,022)	29,969,255

Net assets:
Beginning of period	70,732,395	40,763,140

End of period	$60,560,373	$70,732,395

The accompanying notes form an integral part of these financial statements. 19

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2003 (Unaudited)		Year ended March 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$11.29		$11.17	$11.24	$10.68	$11.22	$11.26

Income from investment operations:
Net investment income	0.003		0.010	0.024	0.056	0.046	0.045

Less distributions:
Dividends from net investment income	(0.003)		(0.010)	(0.024)	(0.056)	(0.046)	(0.045)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.3%	†	1.0%	2.5%	5.8%	4.6%	4.7%
Ratios/supplemental data:
Net assets, end of period ($000)	60,560		70,732	40,763	39,511	38,426	33,157
Ratio of net expenses to average
net assets ††	0.50%	*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to
average net assets	0.50%	*	1.02%	2.40%	5.57%	4.61%	4.47%

*	Annualized

†	Not annualized

††	Absent voluntary waivers, the expense ratio would have been 0.91% for the annualized period ended September 30, 2003 and 0.91%, 0.94%, 0.97%, 0.89% and 1.03% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively.

The accompanying notes form an integral part of these financial statements. 20

WEITZ SERIES FUND, INC. — FIXED INCOME FUND GOVERNMENT MONEY MARKET FUND Notes to Financial Statements September 30, 2003 (Unaudited)

(1)	Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2003, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital. Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to ninety days or less.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a)	Valuation of Investments

Fixed Income Fund

Investment securities are carried at market determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

21

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b)	Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically unless the shareholder elects otherwise.

22

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3)	Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Funds for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for each Fund was as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee, for each Fund, for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the above table are still applicable.

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net assets. For the six months ended September 30, 2003, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Funds’ average annual daily net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s statement of operations. As of September 30, 2003, the majority shareholder of the Adviser holds approximately 26% of the Government Money Market Fund.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

23

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock has a pro rata interest in the assets of the portfolio to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Six months ended Sept. 30, 2003 (Unaudited)	Year ended March 31, 2003

Transactions in shares:
Shares issued	1,984,748	1,922,601
Shares redeemed	(1,527,661)	(1,678,631)
Reinvested dividends	63,266	182,098

Net increase	520,353	426,068

(5)	Distributions to Shareholders and Distributable Earnings

All distributions for both Funds during the year ended March 31, 2003 were from ordinary income.

As of March 31, 2003, the components of distributable earnings of the Fixed Income Fund on a tax basis were as follows:

Undistributed ordinary income	$354,032
Capital loss carryforwards	(1,600,784)
Unrealized appreciation	1,379,697

$132,945

The Fixed Income Fund’s capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 — $337,251, March 31, 2005 — $14,632, March 31, 2008 — $60,229, March 31, 2009 — $356,927, March 31, 2010 — $7,698 and March 31, 2011 — $824,047.

(6)	Securities Transactions

Fixed Income Fund

Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $11,831,169 and $13,528,714, respectively. The cost of investments for Federal income tax purposes is $57,424,692. At September 30, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,959,931 and $812,157, respectively.

24

(7)	Contingencies and Commitments

In the normal course of business each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, each Fund expects the risk of loss to be remote.

25

PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website, www.weitzfunds.com or (iii) on the SEC’s website.

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Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/24/03

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accounting Fees & Services

Not required for Semi-Annual Report.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have determined that the registrant’s disclosure controls and procedures are effective based upon an evaluation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)   There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

Item 10. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Weitz Series Fund, Inc. —————————————————————

By (Signature and Title)*	/s/ Wallace R. Weitz ————————————————————— Wallace R. Weitz, President

Date	10/24/03 —————————————————————

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz ————————————————————— Wallace R. Weitz, President

Date	10/24/03 —————————————————————

By (Signature and Title)*	/s/ Linda Lawson ————————————————————— Linda Lawson, Principal Financial Officer

Date	10/24/03 —————————————————————

*	Print the name and title of each signing officer under his or her signature.